MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of June 30, 2021

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION



2.66%
28.61%
68.73%
Domestic
International
Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	23.81%
Consumer Staples	17.21%
Communication Services	16.29%
Consumer Discretionary	15.55%
Financials	12.41%
Healthcare	9.30%
Industrials	2.48%
Energy	0.29%
Utilities	0.00%
Materials	0.00%
Net Cash[1]	2.66%

TOP 10 HOLDINGS

Apple, Inc.	10.29%
Mastercard Inc.	9.80%
LVMH Moët Hennessey Louis Vuitton ADR	6.77%
Alphabet, Inc. Class A	6.11%
The Estée Lauder Companies, Inc.	5.69%
Alphabet, Inc. Class C	5.38%
T. Rowe Price Group, Inc.	4.60%
Nike, Inc.	4.42%
Bank of America Corporation	3.69%
Novo Nordisk A/S	3.60%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	36
2020 Portfolio Turnover	2.30%
Net Assets (millions)	$27.95
Total Expense Ratio	1.51%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]



Mundoval Fund
MSCI World Index
9.74% 7.74%
39.50% 39.04%
17.28% 14.98%
17.12% 14.82%
9.71% 10.15%
10.64% 10.64%
8.56% 8.63%
2Q 2021 Non-annualized
1-Year
3-Year
5-Year
7-Year
10-Year
Since Inception*

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$39,823
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2005
2010
2015
2020

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $39,822.71 on 6/30/21. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

2Q21 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 9.74% in the second quarter versus 7.74% for the MSCI World Index during the same period. Since inception of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 8.56% versus 8.63% for the MSCI World Index.

Positive factors impacting performance for the Fund, during the quarter included the Communication Services sector (Alphabet, Inc. & Facebook), the Healthcare sector (Novo Nordisk & Roche Holding Ltd.) and the Consumer Staples sector (Diageo PLC). Negative factors included the Consumer Discretionary sector (Walt Disney Company) and Healthcare sector (Teva Pharmaceuticals).

During the quarter the Fund purchased new shares of Aerospace and Defense contractor, Lockheed Martin Corporation, (LMT: NYSE) due to its attractive price and sustainable competitive advantage in the defense industry. The geographic diversification of the Fund as of June 30, 2021, was 68.73% Domestic stocks, 28.61% International stocks and 2.66% cash equivalents. The Fund owned shares of common stock in 35 companies.

Manager Commentary:

As the global economy moved toward a post-pandemic recovery, global stock & bond markets provided investors with broad gains in the second quarter. The Federal Reserve indicated in June that it may raise interest rates sooner than originally expected as inflation increased in May by 5% from one year ago, the largest increase since August of 2008. During the second quarter the S&P 500 Index and Dow Jones Industrial Average rose by more than 8% and 4.5% respectively, while the NASDAQ Composite gained more than 9%. International stocks in Developed and Emerging Markets, as measured by the MSCI ACWI Index, rose by more than 7% during the second quarter.

Internet behemoths Alphabet, Inc. and Facebook, Inc. are the beneficiaries of surging advertising demand as businesses compete to attract an increase in online consumer spending in the post pandemic economy. Nike, Inc. reported that direct sales rose by more than 73% during the quarter confirming that their direct to consumer (DTC) retail and digital channels are providing a stronger bond with its consumer base worldwide. Beverage alcohol business, Diageo, Plc signed a multi-year agreement in collaboration with the National Football League that will feature the company's largest spirits brands from Smirnoff Vodka, Captain Morgan Rum to Johnny Walker Scotch throughout the entirety of the NFL season and Superbowl. United Airlines confirmed that it will purchase 50 of the The Boeing Company's 737 Max 8 Jets and another 150 Max 10 airplanes to increase its fleet and the number of mainline daily departures across its North American network. The Walt Disney Company streaming service, Disney + added more than 12 million new subscribers in India, a strategic global market. Danish insulin maker, Novo Nordisk, announced that it will manufacture a private brand of insulin for Walmart, which the big box chain stated will save customers with diabetes between 60% to 75% off the cash price of branded insulin products.

Thank you for your business and continued support.
Sincerely yours,
Arthur Q. Johnson, CFA

Average Annualized Total Returns as of June 30, 2021

	2Q 2021 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10-Year	Since Inception (9/3/04)
Mundoval Fund	9.74%	39.50%	17.28%	17.12%	9.71%	10.64%	8.56%
MSCI World Index	7.74%	39.04%	14.98%	14.82%	10.15%	10.64%	8.63%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

7855 Ivanhoe Avenue, Suite 210 | La Jolla, CA 92037 | (858) 454-4837 | info@mundoval.com | www.mundoval.com